UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 18, 2017

ASHFORD HOSPITALITY PRIME, INC.

(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	001- 35972 (Commission File Number)	46-2488594 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                               Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 below is incorporated by reference into this Item 1.01.

ITEM 2.03.                               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 18, 2017, Ashford Philadelphia Annex LP, Ashford Plano-M LP, Ashford San Francisco II LP, Ashford Seattle Waterfront LP and Ashford Tampa International Hotel, LP (collectively, the “Borrowers”), each a subsidiary of Ashford Hospitality Prime, Inc. (the “Company”), entered into a $365 million mortgage loan agreement (the “Loan Agreement”) with Morgan Stanley Bank, N.A., as lender, and Ashford TRS Philadelphia Annex LLC, Ashford TRS Sapphire VII LLC and Ashford TRS SF LLC, as operating lessees. The Loan Agreement refinances the Borrowers’ previous mortgage loans secured by the Properties (as defined herein), and these previous mortgage loans were defeased in connection with the entry into the Loan Agreement.  The loan is broken into five components directly or indirectly secured by five hotel properties. The loan has a weighted average interest rate of 30-day LIBOR plus 2.58% which shall increase by 0.125% upon commencement of each of the third, fourth and fifth extension periods, as described below, and requires monthly payments of interest only. The loan is nonrecourse, subject to customary recourse carve-outs that are guaranteed by the Borrowers and Ashford Hospitality Prime Limited Partnership, a subsidiary of the Company, as applicable, and contain such events of defaults, cure periods and remedies that are customarily granted to a secured lender, including the right to accelerate the debt and foreclose on the collateral following an uncured event of default. The loan matures on February 9, 2019, subject to the Borrowers’ option to extend the loan for five 1-year periods. The loan is prepayable at any time, subject to a spread maintenance premium on the balance of any principal amount prepaid prior to July 18, 2018. The loan is secured directly or indirectly by the following hotel properties (collectively, the “Properties”):

Seattle Marriott Waterfront, Seattle, WA

San Francisco Courtyard Downtown, San Francisco, CA

Philadelphia Courtyard Downtown, Philadelphia, PA

Plano Marriott Legacy Town Center, Plano, TX

Tampa Renaissance, Tampa, FL

The foregoing description of the Loan Agreement is qualified in its entirety by reference to the Loan Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 7.01    REGULATION FD DISCLOSURE.

On January 24, 2017, the Company issued a press release announcing refinements to its strategy in an effort to enhance shareholder value. These refinements, which are the result of an in-depth strategic review conducted by the Company’s recently appointed Chief Executive Officer, Richard J. Stockton, include:

•                  The Company’s portfolio will be predominantly focused on investing in the luxury chain scale segment going forward.

•                  The Company’s 2017 dividend policy will be amended commencing with the first quarter by increasing the expected quarterly cash dividend for the Company’s common stock by 33%, from $0.12 per diluted share to $0.16 per diluted share. This equates to an annual rate of $0.64 per diluted share, representing a 4.5% yield based on the Company’s closing stock price on January 23, 2017.

•                  The Company will continue to target conservative leverage, with a target leverage level of 45% Net Debt to Gross Assets.

•                  The Company will continue to focus on having access to liquidity for both opportunistic investments and as a hedge against economic uncertainty, with a target holding of 10-15% of its gross debt balance in cash.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements and assumptions in Item 7.01 of this Form 8-K contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements included in Item 7.01 of this Form 8-K are only made as of the date hereof. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
Exhibit 10.1

Loan Agreement, dated as of January 18, 2017, between Morgan Stanley Bank, N.A., as lender, Ashford Philadelphia Annex LP, Ashford Plano-M LP, Ashford San Francisco II LP, Ashford Seattle Waterfront LP and Ashford Tampa International Hotel, LP, as borrowers, and Ashford TRS Philadelphia Annex LLC, Ashford TRS Sapphire VII LLC and Ashford TRS SF LLC, as operating lessees.

Exhibit 99.1	Press Release of the Company, dated January 24, 2017, furnished under Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2017

ASHFORD HOSPITALITY PRIME, INC.

	By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel